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                                                                   EXHIBIT 10.06



                                FORMFACTOR, INC.

                           2002 EQUITY INCENTIVE PLAN

                            As Adopted April 18, 2002



        1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 24.

        2. SHARES SUBJECT TO THE PLAN.

               2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 500,000 Shares plus Shares that are subject to:
(a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. In addition, any authorized shares not issued or subject to outstanding grants under the Company's 1996 Stock Option Plan, Incentive Option Plan and Management Incentive Option Plan on the Effective Date (as defined below) and any shares issued under the Company's 1995 Stock Plan, 1996 Stock Option Plan, Incentive Option Plan and Management Incentive Option Plan (the "PRIOR PLANS") that are forfeited or repurchased by the Company or that are issuable upon exercise of options granted pursuant to the Prior Plans that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plans, but will be available for grant and issuance under this Plan. In addition, on each January 1, the aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan will be increased automatically by a number of Shares equal to 5% of the total outstanding shares of the Company as of the immediately preceding December 31; provided, that the Board may in its sole discretion reduce the amount of the increase in any particular year; and, provided further, provided that no more than 40,000,000 shares shall be issued as ISOs (as defined in Section 5 below). At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

               2.2 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the number of Shares that may be granted pursuant to Sections 3 and 9 below, (c) the Exercise Prices of and number of Shares subject to outstanding Options, and (d) the number of Shares subject to other outstanding Awards may, upon approval of the Board in its discretion, be proportionately adjusted in compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

        3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 1,000,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or

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                                                                FormFactor, Inc.
                                                      2002 Equity Incentive Plan


Subsidiary of the Company), who are eligible to receive up to a maximum of 3,000,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

        4. ADMINISTRATION.

               4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Except for automatic grants to Outside Directors pursuant to Section 9 hereof, and subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Except for automatic grants to Outside Directors pursuant to Section 9 hereof, the Committee will have the authority to:

               (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

               (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

               (c)    select persons to receive Awards;

               (d)    determine the form and terms of Awards;

               (e) determine the number of Shares or other consideration subject to Awards;

               (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

               (g)    grant waivers of Plan or Award conditions;

               (h) determine the vesting, exercisability and payment of Awards;

               (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

               (j)    determine whether an Award has been earned; and

               (k) make all other determinations necessary or advisable for the administration of this Plan.

               4.2 Committee Discretion. Except for automatic grants to Outside Directors pursuant to Section 9 hereof, any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

        5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

               5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("STOCK OPTION AGREEMENT"), and, except as otherwise required by the terms of Section 9 hereof, will be in such form and contain such provisions



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(which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

               5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

               5.3 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

               5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

               5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

               5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

               (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

               (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three
                      (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, or



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                      (ii) twelve (12) months after the Termination Date when
                      the Termination is for Participant's disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

               (c) If the Participant is terminated for Cause, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than one month after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

               5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

               5.8 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

               5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

               5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

        6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

               6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is



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delivered to the person. If such person does not execute and deliver the
Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

               6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

               6.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

               6.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

        7. STOCK BONUSES.

               7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

               7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the



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Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

               7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

        8. PAYMENT FOR SHARE PURCHASES.

               8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

               (a) by cancellation of indebtedness of the Company to the Participant;

               (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

               (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

               (d) by waiver of compensation due or accrued to the Participant for services rendered;

               (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                      (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                      (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               (f)    by any combination of the foregoing.

               8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

        9. AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.



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               9.1 Types of Options and Shares. Options granted under this Plan and subject to this Section 9 shall be NQSOs.

               9.2 Eligibility. Options subject to this Section 9 shall be granted only to Outside Directors.

               9.3 Initial Grant. Each Outside Director who first becomes a member of the Board after the Effective Date will automatically be granted an option for 12,500 Shares (an "INITIAL GRANT") on the date such Outside Director first becomes a member of the Board. Each Outside Director who became a member of the Board on or prior to the Effective Date and who did not receive a prior option grant (under this Plan or otherwise and from the Company or any of its corporate predecessors) will receive an Initial Grant on the Effective Date.

               9.4 Succeeding Grant. Immediately following each Annual Meeting of stockholders, each Outside Director will automatically be granted an option for 12,500 Shares (a "SUCCEEDING GRANT"), provided, that the Outside Director is a member of the Board on such date and has served continuously as a member of the Board for a period of at least twelve (12) months since the last option grant (whether an Initial Grant or a Succeeding Grant) to such Outside Director. If less than twelve (12) months has passed, then the number of shares subject to the Succeeding Grant will be pro-rated based on the number of days passed since the last option grant to such Outside Director, divided by 365 days.

               9.5 Vesting and Exercisability. The date an Outside Director receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the "START DATE" for such option.

               (a) Initial Grant. So long as the Outside Director continuously remains a director or a consultant of the Company, each Initial Grant will vest as to 1/12th of the Shares at the end of each full succeeding month from Start Date. Each Initial Grant will be immediately exercisable subject to the Company's right to repurchase unvested shares in the event the Outside Director does not remain a member of the Board or a consultant of the Company.

               (b) Succeeding Grant. So long as the Outside Director continuously remains a director or a consultant of the Company, each Succeeding Grant will vest as to 1/12th of the Shares at the end of each full succeeding month from the later of (i) the Start Date of such Succeeding Grant or (ii) the date when all outstanding stock options, and all outstanding shares issued upon exercise of any stock options granted by the Company to the Outside Director prior to the grant of such Succeeding Grant have fully vested. Each Succeeding Grant will be immediately exercisable subject to the Company's right to repurchase unvested shares in the event the Outside Director does not remain a member of the Board or a consultant of the Company.

Notwithstanding any provision to the contrary, in the event of a Corporate Transaction described in Section 18.1, the vesting of all options granted to Outside Directors pursuant to this Section 9 will accelerate and such options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within three (3) months of the consummation of said event. Any options not exercised within such three-month period shall expire.

               9.6 Exercise Price. The exercise price of an option pursuant to an Initial Grant and Succeeding Grant shall be the Fair Market Value of the Shares, at the time that the option is granted.

        10. WITHHOLDING TAXES.

               10.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for



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such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

               10.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

        11. TRANSFERABILITY.

               11.1 Except as otherwise provided in this Section 11, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

               11.2 All Awards other than NQSO's. All Awards other than NQSO's shall be exercisable: (i) during the Participant's lifetime, only by (A) the Participant, or (B) the Participant's guardian or legal representative; and (ii) after Participant's death, by the legal representative of the Participant's heirs or legatees.

               11.3 NQSOs. Unless otherwise restricted by the Committee, an NQSO shall be exercisable: (i) during the Participant's lifetime only by (A) the Participant, (B) the Participant's guardian or legal representative, (C) a Family Member of the Participant who has acquired the NQSO by "permitted transfer;" and (ii) after Participant's death, by the legal representative of the Participant's heirs or legatees. "Permitted transfer" means, as authorized by this Plan and the Committee in an NQSO, any transfer effected by the Participant during the Participant's lifetime of an interest in such NQSO but only such transfers which are by gift or domestic relations order. A permitted transfer does not include any transfer for value and neither of the following are transfers for value: (a) a transfer of under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.

        12. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

               12.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

               12.2 Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

        13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

        14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

        15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

        16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

        17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

        18. CORPORATE TRANSACTIONS.

               18.1 Assumption or Replacement of Awards by Successor. Except for automatic grants to Outside Directors pursuant to Section 9 hereof, in the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (each, a "CORPORATE TRANSACTION"), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participants, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

               18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any Corporate Transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

               18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

        19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "EFFECTIVE DATE"). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve
(12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded; and (d) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be cancelled, any Shares issued pursuant to any Award granted pursuant to such increase will be cancelled, and any purchase of Shares pursuant to such increase will be rescinded.

        20. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

        21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

        22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

        23. INSIDER TRADING POLICY. Each Participant and Outsider Director who receives an Award shall comply with any policy, adopted by the Company from time to time covering transactions in the Company's securities by employees, officers and/or directors of the Company.

        24. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

               "AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

               "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

               "BOARD" means the Board of Directors of the Company.

               "CAUSE" means (i) the commission of an act of theft, embezzlement, fraud, dishonesty, (b) a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company or (c) a failure to materially perform the customary duties of employee's employment.

               "CODE" means the Internal Revenue Code of 1986, as amended.

               "COMMITTEE" means the Compensation Committee of the Board.

               "COMPANY" means FormFactor, Inc. or any successor corporation.

               "DISABILITY" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

               "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

               (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

               (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

               (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

               (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

               (e) if none of the foregoing is applicable, by the Committee in good faith.

               "FAMILY MEMBER" includes any of the following:

               (a) child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;

               (b) any person (other than a tenant or employee) sharing the Participant's household;

               (c) a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;

               (d) a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or

               (e) any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.

               "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

               "OPTION" means an award of an option to purchase Shares pursuant to Section 5.

               "OUTSIDE DIRECTOR" means a member of the Board who is not an employee of the Company or any Parent or Subsidiary.

               "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               "PARTICIPANT" means a person who receives an Award under this Plan.

               "PERFORMANCE FACTORS" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

               (a)    Net revenue and/or net revenue growth;

               (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

               (c)    Operating income and/or operating income growth;

               (d)    Net income and/or net income growth;

               (e)    Earnings per share and/or earnings per share growth;

               (f) Total stockholder return and/or total stockholder return growth;

               (g)    Return on equity;

               (h)    Operating cash flow return on income;

               (i)    Adjusted operating cash flow return on income;

               (j)    Economic value added; and

               (k)    Individual confidential business objectives.

               "PERFORMANCE PERIOD" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

               "PLAN" means this FormFactor, Inc. 2002 Equity Incentive Plan, as amended from time to time.

               "RESTRICTED STOCK AWARD" means an award of Shares pursuant to
Section 6.

               "SEC" means the Securities and Exchange Commission.

               "SECURITIES ACT" means the Securities Act of 1933, as amended.

               "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

               "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

               "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of
(i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

               "UNVESTED SHARES" means "Unvested Shares" as defined in the Award Agreement.

               "VESTED SHARES" means "Vested Shares" as defined in the Award Agreement.

                                                          DIRECTOR INITIAL GRANT



                                                                       NO. _____

                                FORMFACTOR, INC.
                           2002 EQUITY INCENTIVE PLAN
                             STOCK OPTION AGREEMENT

         FormFactor, Inc., a Delaware corporation (the "COMPANY"), hereby grants an option (this "OPTION") to the Optionee named below ("OPTIONEE") as of the Date of Grant set forth below (the "DATE OF GRANT") pursuant to the Company's 2002 Equity Incentive Plan (the "PLAN") and this Stock Option Agreement (this "AGREEMENT"), which includes the Terms and Conditions (the "TERMS AND CONDITIONS") set forth on Exhibit A hereto. Capitalized terms not defined in this Agreement have the meanings ascribed to them in the Plan.

OPTIONEE:
                               -------------------------------------------------
SOCIAL SECURITY NUMBER:
                               -------------------------------------------------
OPTIONEE'S ADDRESS:
                               -------------------------------------------------

                               -------------------------------------------------
TOTAL OPTION SHARES:
                               -------------------------------------------------
EXERCISE PRICE PER SHARE:
                               -------------------------------------------------
DATE OF GRANT:
                               -------------------------------------------------
EXPIRATION DATE:
                               -------------------------------------------------
                               (unless earlier terminated under Section 3 hereof or pursuant to Section 9 of the Plan)

START DATE:
                               -------------------------------------------------

VESTING SCHEDULE:              1/12 of the Shares will vest on each monthly
                               anniversary of the Start Date until 100% vested.

TYPE OF STOCK OPTION:          Nonqualified Stock Option

The Company has signed this Agreement effective as the Date of Grant and has caused it to be executed in duplicate by its duly authorized representative.

FORMFACTOR, INC.
By:
   ----------------------------------

-------------------------------------
(Please print name)

-------------------------------------
(Please print title)

Optionee acknowledges receipt of this Agreement (including the Terms and Conditions), a copy of the Plan, attached hereto as Exhibit C, and the form of Exercise Agreement, attached hereto as Exhibit B. Optionee has read and understands these documents and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Optionee has executed this Agreement in duplicate as of the Date of Grant.

OPTIONEE

------------------------------------
(Signature)

------------------------------------
(Please print name)

                                                          DIRECTOR INITIAL GRANT

                                    EXHIBIT A

                   STOCK OPTION AGREEMENT TERMS AND CONDITIONS

This Option is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. This Agreement, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the Company and the Optionee with respect to this Option and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply.

1. GRANT OF OPTION. The Company hereby grants to Optionee this Option to purchase up to the total number of shares of Common Stock of the Company (the "SHARES") at the Exercise Price Per Share (the "EXERCISE PRICE"), each as set forth on the first page of this Agreement, subject to the terms and conditions of this Agreement and the Plan.

2.       EXERCISE PERIOD.

         2.1 Vesting of Shares. This Option is immediately exercisable, although the Shares issued upon exercise of this Option will be subject to the restrictions on transfer and Repurchase Option set forth in this Agreement. Subject to the terms and conditions of the Plan and this Agreement, this Option shall vest as set forth on the first page of this Agreement if Optionee has continuously served as a director and/or consultant of the Company. Shares that are vested pursuant to the schedule set forth on the first page of this Agreement are "VESTED SHARES." Shares that are not vested pursuant to the schedule set forth on the first page of this Agreement are "UNVESTED Shares." Options for Unvested Shares will not be exercisable on or after an Optionee's Termination Date. In the event of a Corporate Transaction (as defined in the Plan) the Shares shall vest and become exercisable upon the terms and conditions of Section 9.5 of the Plan.

         2.2 Expiration. This Option shall expire on the Expiration Date set forth on the first page of this Agreement and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is earlier terminated in accordance with the provisions of Section 3 of this Agreement or Section 9 of the Plan.

3. TERMINATION. Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be either a member of the Board of Directors of the Company or a consultant to the Company ("BOARD MEMBER"). The date on which Optionee ceases to be a Board Member shall be referred to as the "TERMINATION DATE."

         3.1 Termination for Any Reason Except Death or Disability. If Optionee ceases to be a Board Member for any reason except death or Disability (as such term is defined in the Plan), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      For Non-Employee Directors
                                                      2002 Equity Incentive Plan


Optionee during the three (3) months following the Termination Date, but in any event must be exercised no later than the Expiration Date.

         3.2 Termination Because of Death or Disability. If Optionee ceases to be a Board Member due to Optionee's death or Disability (or dies within 3 months after a termination because of Disability), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months following the Termination Date, but in any event must be exercised no later than the Expiration Date.

         3.3 No Obligation or Right to Continue as Board Member. Nothing in the Plan or this Agreement confers on Optionee any right or obligation to continue as a Board Member or in any other relationship with the Company or any Parent or Subsidiary of the Company (or any successor-in-interest to the Company).

4.       MANNER OF EXERCISE.


         4.1 Stock Option Exercise Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee's death or Disability, Optionee's legal representative) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit B, or in such other form as may be approved by the Committee from time to time (the "EXERCISE AGREEMENT"). If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

         4.2 Limitations on Exercise. This Option may not be exercised (a) unless such exercise is in compliance with all applicable federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance and
(b) as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable. The Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

         4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or, where permitted by law, by any method set forth in the Exercise Agreement or any additional method approved by the Committee from time to time.

         4.4 Tax Withholding. At the time of exercise, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company associated with the exercise of this Option. If the Committee permits at the time of exercise, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld,

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      For Non-Employee Directors
                                                      2002 Equity Incentive Plan


in which case, the Company shall issue the net number of Shares to Optionee after deducting the Shares retained from the Shares issuable upon exercise.

5. COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. In the event Optionee ceases to be a Board Member for any reason, the Company, or its assignee, shall have the option to repurchase Optionee's Unvested Shares (the "REPURCHASE OPTION") at any time within ninety (90) days after the later of Optionee's Termination Date and the date Optionee purchases the Shares by giving Optionee written notice of its election to exercise the Repurchase Option. The Company or its assignee may repurchase from Optionee (or from Optionee's legal representative, as the case may be) all or a portion of the Unvested Shares at Optionee's Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section
2.2 of the Plan, which repurchase price shall be paid, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within the ninety (90) day time period set forth above.

6. NONTRANSFERABILITY OF OPTION AND SHARES. This Option may not be transferred in any manner other than under the terms and conditions of the Plan or by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the legal representatives and authorized executors and assignees of Optionee. Unvested Shares may not be sold or otherwise transferred without the Company's prior written consent.

7. TAX CONSEQUENCES. Optionee should refer to the prospectus for the Plan for a description of the federal tax consequences of exercising this Option, including the effects of filing an election under 83(b) of the Code in connection with the exercise of this Option for Unvested Shares, and disposing of the Shares. A copy of the Prospectus is available at the Finance/Stock Administration page of the Company's internal website, or upon request from the Company's Stock Administrator at (925) 456-7334.

8. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

9. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the first page of this Agreement or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile or email.

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      For Non-Employee Directors
                                                      2002 Equity Incentive Plan


10. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's legal representatives and authorized assignees.

11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflicts of law.

                                                Stock Option Agreement No. _____

                                    EXHIBIT B

                                FORMFACTOR, INC.
                     2002 EQUITY INCENTIVE PLAN (THE "PLAN")
                         STOCK OPTION EXERCISE AGREEMENT

I ("OPTIONEE") hereby elect to purchase the number of shares of Common Stock of FormFactor, Inc. (the "Company") indicated below:

Optionee
        --------------------------------------------------
Social Security Number:
                       -----------------------------------
Address:
        --------------------------------------------------

             ---------------------------------------------

             ---------------------------------------------

Type of Option:    [ ] Incentive Stock Option
                   [ ] Nonqualified Stock Option

Number of Shares Purchased:
                           -------------------------------
Purchase Price per Share:
                         ---------------------------------
Aggregate Purchase Price:
                         ---------------------------------
Date of Grant:
              --------------------------------------------

Exact Name of Title to Shares:
                              ----------------------------

----------------------------------------------------------




1. DELIVERY OF PURCHASE PRICE. Optionee hereby delivers to the Company the Aggregate Purchase Price as follows (check as applicable and complete):

[ ] in cash (by check) in the amount of $_____________________, receipt of which is acknowledged by the Company;

[ ] [by cancellation of indebtedness of the Company to Optionee in the amount of $___________________________________;]

[ ]      [by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $____________________ per share;]

[ ] [by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $________________________________;]

[ ] through a "same-day-sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Aggregate Purchase Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (together with any required tax withholding) directly to the Company; or

[ ] [through a "margin" commitment from Optionee and the NASD Dealer named therein, whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (together with any required tax withholding) directly to the Company.]

2. UNDERTAKINGS. Optionee acknowledges that any Unvested Shares remain subject to the Terms and Conditions of the Optionee's Stock Option Agreement. If Optionee is married, the Spousal Consent, attached hereto as Exhibit 1, should be completed by Optionee's spouse and returned with this Agreement.

3. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. ENTIRE AGREEMENT. The Plan and the Stock Option Agreement are incorporated herein by reference. This Stock Option Exercise Agreement, the Plan and the Stock Option Agreement constitute the entire agreement and understanding and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflicts of law.

Date:
     --------------------------------------------------


--------------------------------------------------
SIGNATURE OF OPTIONEE

                                    EXHIBIT 1

                                 SPOUSAL CONSENT

         I have read the foregoing Stock Option Exercise Agreement (the "AGREEMENT") and I know its contents. I consent to and approve of the Agreement, and agree that the shares of the Common Stock of FormFactor, Inc. purchased pursuant to the Agreement (the "SHARES") including any interest I may have in the Shares, are subject to all the provisions of the Agreement. I will take no action at any time to hinder application of the Agreement to the Shares or to any interest I may have in the Shares.

__________________________________                       Date:__________________
SIGNATURE OF OPTIONEE'S SPOUSE

__________________________________
SPOUSE'S NAME - TYPED OR PRINTED

__________________________________
OPTIONEE'S NAME - TYPED OR PRINTED

                                    EXHIBIT C

                                FORMFACTOR, INC.

                           2002 EQUITY INCENTIVE PLAN

                                                       DIRECTOR SUCCEEDING GRANT



                                                                       NO. _____

                                FORMFACTOR, INC.
                           2002 EQUITY INCENTIVE PLAN
                             STOCK OPTION AGREEMENT

         FormFactor, Inc., a Delaware corporation (the "COMPANY"), hereby grants an option (this "OPTION") to the Optionee named below ("OPTIONEE") as of the Date of Grant set forth below (the "DATE OF GRANT") pursuant to the Company's 2002 Equity Incentive Plan (the "PLAN") and this Stock Option Agreement (this "AGREEMENT"), which includes the Terms and Conditions (the "TERMS AND CONDITIONS") set forth on Exhibit A hereto. Capitalized terms not defined in this Agreement have the meanings ascribed to them in the Plan.

OPTIONEE:
                               -------------------------------------------------
SOCIAL SECURITY NUMBER:
                               -------------------------------------------------
OPTIONEE'S ADDRESS:
                               -------------------------------------------------

                               -------------------------------------------------
TOTAL OPTION SHARES:
                               -------------------------------------------------
EXERCISE PRICE PER SHARE:
                               -------------------------------------------------
DATE OF GRANT:
                               -------------------------------------------------
EXPIRATION DATE:
                               -------------------------------------------------
                               (unless earlier terminated under Section 3 hereof or pursuant to Section 9 of the Plan)

START DATE:
                               -------------------------------------------------

VESTING SCHEDULE:              1/12 of the Shares will vest on each monthly
                               anniversary of the later of (a) the Start Date or
                               (b) the date when all outstanding stock options and all outstanding shares issued upon exercise of any options granted to Optionee as an Outside
                               Director prior to the Date of Grant have fully vested, until 100% vested.

TYPE OF STOCK OPTION:          Nonqualified Stock Option

The Company has signed this Agreement effective as the Date of Grant and has caused it to be executed in duplicate by its duly authorized representative.

FORMFACTOR, INC.
By:
   ----------------------------------

-------------------------------------
(Please print name)

-------------------------------------
(Please print title)

Optionee acknowledges receipt of this Agreement (including the Terms and Conditions), a copy of the Plan, attached hereto as Exhibit C, and the form of Exercise Agreement, attached hereto as Exhibit B. Optionee has read and understands these documents and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Optionee has executed this Agreement in duplicate as of the Date of Grant.

OPTIONEE

------------------------------------
(Signature)

------------------------------------
(Please print name)

                                                       DIRECTOR SUCCEEDING GRANT

                                    EXHIBIT A

                   STOCK OPTION AGREEMENT TERMS AND CONDITIONS

This Option is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. This Agreement, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the Company and the Optionee with respect to this Option and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply.

1. GRANT OF OPTION. The Company hereby grants to Optionee this Option to purchase up to the total number of shares of Common Stock of the Company (the "SHARES") at the Exercise Price Per Share (the "EXERCISE PRICE"), each as set forth on the first page of this Agreement, subject to the terms and conditions of this Agreement and the Plan.

2.       EXERCISE PERIOD.

         2.1 Vesting of Shares. This Option is immediately exercisable, although the Shares issued upon exercise of this Option will be subject to the restrictions on transfer and Repurchase Option set forth in this Agreement. Subject to the terms and conditions of the Plan and this Agreement, this Option shall vest as set forth on the first page of this Agreement if Optionee has continuously served as a director and/or consultant of the Company. Shares that are vested pursuant to the schedule set forth on the first page of this Agreement are "VESTED SHARES." Shares that are not vested pursuant to the schedule set forth on the first page of this Agreement are "UNVESTED SHARES." Options for Unvested Shares will not be exercisable on or after an Optionee's Termination Date. In the event of a Corporate Transaction (as defined in the Plan) the Shares shall vest and become exercisable upon the terms and conditions of Section 9.5 of the Plan.

         2.2 Expiration. This Option shall expire on the Expiration Date set forth on the first page of this Agreement and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is earlier terminated in accordance with the provisions of Section 3 of this Agreement or Section 9 of the Plan.

3. TERMINATION. Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be either a member of the Board of Directors of the Company or a consultant to the Company ("BOARD MEMBER"). The date on which Optionee ceases to be a Board Member shall be referred to as the "TERMINATION DATE."

         3.1 Termination for Any Reason Except Death or Disability. If Optionee ceases to be a Board Member for any reason except death or Disability (as such term is defined in the Plan), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee during the three (3) months following the Termination Date, but in any event must be exercised no later than the Expiration Date.

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      For Non-Employee Directors
                                                      2002 Equity Incentive Plan

         3.2 Termination Because of Death or Disability. If Optionee ceases to be a Board Member due to Optionee's death or Disability (or dies within 3 months after a termination because of Disability), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months following the Termination Date, but in any event must be exercised no later than the Expiration Date.

         3.3 No Obligation or Right to Continue as Board Member. Nothing in the Plan or this Agreement confers on Optionee any right or obligation to continue as a Board Member or in any other relationship with the Company or any Parent or Subsidiary of the Company (or any successor-in-interest to the Company).

4.       MANNER OF EXERCISE.

         4.1 Stock Option Exercise Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee's death or Disability, Optionee's legal representative) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit B, or in such other form as may be approved by the Committee from time to time (the "EXERCISE AGREEMENT"). If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

         4.2 Limitations on Exercise. This Option may not be exercised (a) unless such exercise is in compliance with all applicable federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance and
(b) as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable. The Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

         4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or, where permitted by law, by any method set forth in the Exercise Agreement or any additional method approved by the Committee from time to time.

         4.4 Tax Withholding. At the time of exercise, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company associated with the exercise of this Option. If the Committee permits at the time of exercise, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, in which case, the Company shall issue the net number of Shares to Optionee after deducting the Shares retained from the Shares issuable upon exercise.

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      For Non-Employee Directors
                                                      2002 Equity Incentive Plan


5. COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. In the event Optionee ceases to be a Board Member for any reason, the Company, or its assignee, shall have the option to repurchase Optionee's Unvested Shares (the "REPURCHASE OPTION") at any time within ninety (90) days after the later of Optionee's Termination Date and the date Optionee purchases the Shares by giving Optionee written notice of its election to exercise the Repurchase Option. The Company or its assignee may repurchase from Optionee (or from Optionee's legal representative, as the case may be) all or a portion of the Unvested Shares at Optionee's Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section
2.2 of the Plan, which repurchase price shall be paid, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within the ninety (90) day time period set forth above.

6. NONTRANSFERABILITY OF OPTION AND SHARES. This Option may not be transferred in any manner other than under the terms and conditions of the Plan or by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the legal representatives and authorized executors and assignees of Optionee. Unvested Shares may not be sold or otherwise transferred without the Company's prior written consent.

7. TAX CONSEQUENCES. Optionee should refer to the prospectus for the Plan for a description of the federal tax consequences of exercising this Option, including the effects of filing an election under 83(b) of the Code in connection with the exercise of this Option for Unvested Shares, and disposing of the Shares. A copy of the Prospectus is available at the Finance/Stock Administration page of the Company's internal website, or upon request from the Company's Stock Administrator at (925) 456-7334.

8. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

9. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the first page of this Agreement or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile or email.

10. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      For Non-Employee Directors
                                                      2002 Equity Incentive Plan


assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's legal representatives and authorized assignees.

11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflicts of law.

                                                Stock Option Agreement No. _____

                                    EXHIBIT B

                                FORMFACTOR, INC.
                     2002 EQUITY INCENTIVE PLAN (THE "PLAN")
                         STOCK OPTION EXERCISE AGREEMENT

I ("OPTIONEE") hereby elect to purchase the number of shares of Common Stock of FormFactor, Inc. (the "Company") indicated below:

Optionee_______________________________     Number of Shares Purchased:_________
Social Security Number:________________ Purchase Price per Share:___________ Address:_______________________________ Aggregate Purchase Price:___________
           ____________________________     Date of Grant:______________________
           ____________________________
Type of Option: [ ] Incentive Stock Option  Exact Name of Title to Shares:______
                [ ] Nonqualified Stock      ____________________________________
                    Option

1. DELIVERY OF PURCHASE PRICE. Optionee hereby delivers to the Company the Aggregate Purchase Price as follows (check as applicable and complete):

[ ] in cash (by check) in the amount of $_____________________, receipt of which is acknowledged by the Company;

[ ] [by cancellation of indebtedness of the Company to Optionee in the amount of $___________________________________;]

[ ]   [by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $____________________ per share;]

[ ] [by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $__________________________________ ;]

[ ] through a "same-day-sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Aggregate Purchase Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (together with any required tax withholding) directly to the Company; or

[ ] [through a "margin" commitment from Optionee and the NASD Dealer named therein, whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (together with any required tax withholding) directly to the Company.]

2. UNDERTAKINGS. Optionee acknowledges that any Unvested Shares remain subject to the Terms and Conditions of the Optionee's Stock Option Agreement. If Optionee is married, the Spousal Consent, attached hereto as Exhibit 1, should be completed by Optionee's spouse and returned with this Agreement.

3. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. ENTIRE AGREEMENT. The Plan and the Stock Option Agreement are incorporated herein by reference. This Stock Option Exercise Agreement, the Plan and the Stock Option Agreement constitute the entire agreement and understanding and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflicts of law.

Date:__________________________________     ____________________________________
                                            SIGNATURE OF OPTIONEE

                                    EXHIBIT 1

                                 SPOUSAL CONSENT

      I have read the foregoing Stock Option Exercise Agreement (the "AGREEMENT") and I know its contents. I consent to and approve of the Agreement, and agree that the shares of the Common Stock of FormFactor, Inc. purchased pursuant to the Agreement (the "SHARES") including any interest I may have in the Shares, are subject to all the provisions of the Agreement. I will take no action at any time to hinder application of the Agreement to the Shares or to any interest I may have in the Shares.

__________________________________                       Date:__________________
SIGNATURE OF OPTIONEE'S SPOUSE

__________________________________
SPOUSE'S NAME - TYPED OR PRINTED

__________________________________
OPTIONEE'S NAME - TYPED OR PRINTED

                                                       DIRECTOR SUCCEEDING GRANT


                                    EXHIBIT C

                                FORMFACTOR, INC.

                           2002 EQUITY INCENTIVE PLAN

                                           NON-EXEMPT/EXERCISABLE AFTER 6 MONTHS


                                                                       NO. _____

                                FORMFACTOR, INC.
                           2002 EQUITY INCENTIVE PLAN
                             STOCK OPTION AGREEMENT

            FormFactor, Inc., a Delaware corporation (the "COMPANY"), hereby grants an option (this "OPTION") to the Optionee named below ("OPTIONEE") as of the Date of Grant set forth below (the "DATE OF GRANT") pursuant to the Company's 2002 Equity Incentive Plan (the "PLAN") and this Stock Option Agreement (this "AGREEMENT"), which includes the Terms and Conditions (the "TERMS AND CONDITIONS") set forth on Exhibit A hereto. Capitalized terms not defined in this Agreement have the meanings ascribed to them in the Plan.

OPTIONEE:                              _________________________________________

SOCIAL SECURITY NUMBER:                _________________________________________

OPTIONEE'S ADDRESS:                    _________________________________________

                                       _________________________________________

TOTAL OPTION SHARES:                   _________________________________________

EXERCISE PRICE PER SHARE:              _________________________________________

DATE OF GRANT:                         _________________________________________

EXPIRATION DATE:                       _________________________________________
                                            (unless earlier terminated under
                                            Section 3 hereof or pursuant to
                                            Section 18 of the Plan)

FIRST VESTING DATE:                    _________________________________________

VESTING SCHEDULE:                      ___% of the Shares will vest on the First
                                       Vesting Date; then
                                       ___% of the Shares will vest on each
                                       monthly anniversary of the First Vesting
                                       Date until 100% vested.

TYPE OF STOCK OPTION:                  [ ] INCENTIVE STOCK OPTION

(CHECK ONE):                           [ ] NONQUALIFIED STOCK OPTION

The Company has signed this Agreement effective as the Date of Grant and has caused it to be executed in duplicate by its duly authorized representative.

FORMFACTOR, INC.

By:____________________________________


_______________________________________
(Please print name)

_______________________________________
(Please print title)

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      2002 Equity Incentive Plan
                                                                         No.____


Optionee acknowledges receipt of this Agreement (including the Terms and Conditions), a copy of the Plan, attached hereto as Exhibit C, and the form of Exercise Agreement, attached hereto as Exhibit B. Optionee has read and understands these documents and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Optionee has executed this Agreement in duplicate as of the Date of Grant.

OPTIONEE

____________________________________
(Signature)

____________________________________
(Please print name)

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      2002 Equity Incentive Plan
                                                              Terms & Conditions


                                    EXHIBIT A

                   STOCK OPTION AGREEMENT TERMS AND CONDITIONS

This Option is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. This Agreement, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the Company and the Optionee with respect to this Option and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply.

1. GRANT OF OPTION. The Company hereby grants to Optionee this Option to purchase up to the total number of shares of Common Stock of the Company (the "SHARES") at the Exercise Price Per Share (the "EXERCISE PRICE"), each as set forth on the first page of this Agreement, subject to the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option, this Option is intended to qualify to the extent permitted as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

2.    EXERCISE PERIOD.

      2.1 Vesting of Shares. This Option is exercisable beginning six (6) months from the Date of Grant, although the Shares issued upon exercise of this Option will be subject to the restrictions on transfer and Repurchase Option set forth in this Agreement. Subject to the terms and conditions of the Plan and this Agreement, this Option shall vest as set forth on the first page of this Agreement if Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company. Shares that are vested pursuant to the schedule set forth on the first page of this Agreement are "VESTED SHARES." Shares that are not vested pursuant to the schedule set forth on the first page of this Agreement are "UNVESTED SHARES." Notwithstanding any provision in the Plan or this Agreement to the contrary, Options for Unvested Shares will not be exercisable on or after an Optionee's Termination Date.

      2.2 Acceleration of Vesting in Certain Circumstances Following a Corporate Transaction. In addition to the vesting provided herein, the Option and Shares subject to this Option shall become vested immediately prior to the occurrence of a Non-Justifiable Termination (as defined below) occurring during the period beginning on the date of consummation of a Corporate Transaction (as defined in the Plan) and ending twelve (12) months thereafter, as to an additional number of Shares equal to the number of Shares that would have vested during the twelve (12) months following the date of such Non-Justifiable Termination (which accelerated vesting is referred to herein as the "CORPORATE TRANSACTION VESTING"). "NON-JUSTIFIABLE TERMINATION" means any Termination by the Company, or any Parent or Subsidiary of the Company or the successor-in-interest to the Company following a Corporate Transaction, other

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      2002 Equity Incentive Plan
                                                              Terms & Conditions


than for Cause (as defined below). "CAUSE" (for purposes of this paragraph only) means (i) any willful participation by Optionee in acts of either material fraud or material dishonesty against the Company or any Subsidiary or Parent of the Company or the successor-in-interest to the Company following a Corporate Transaction; (ii) any indictment or conviction of Optionee of any felony (excluding drunk driving); (iii) any willful act of gross misconduct by Optionee which is materially and demonstrably injurious to the Company or any Subsidiary or Parent of the Company or the successor-in-interest to the Company following a Corporate Transaction; or (iv) the death or Disability of Optionee. Notwithstanding anything to the contrary set forth in this Agreement, if a Corporate Transaction Vesting occurs by reason of a Non-Justifiable Termination, then this Option may be exercised by Optionee up to, but no later than, three
(3) months after the date of such Non-Justifiable Termination, but in any event no later than the Expiration Date.]

      [2.3 Acceleration of Vesting on Death or Disability. In the event of Termination of Optionee as a result of his or her death or "permanent and total disability," as such term is defined in Section 22(e)(3) of the Code, then, in addition to the vesting provided herein, the Option and Shares subject to the Option shall become vested as to an additional number of Shares equal to the number of Shares that would have vested during the twelve (12) months following the Termination Date of Optionee; provided, however, such vested Option may be exercised no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.]

      2.[4] Expiration. This Option expires on the Expiration Date set forth on the first page of this Agreement and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is terminated in accordance with the provisions of this Section 2, Section 3 of this Agreement or Section 18 of the Plan.

3.    TERMINATION.

      3.1 Termination for Any Reason Except Death, Disability or Cause. If Optionee is Terminated for any reason except Optionee's death, Disability or Cause (as such terms are defined in the Plan), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee during the three (3) months following the Termination Date, but in any event must be exercised no later than the Expiration Date.

      3.2 Termination Because of Death or Disability. If Optionee is Terminated because of Optionee's death or Disability (or Optionee dies within three (3) months after Termination for any reason except Cause or Disability), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) during the twelve (12) months following the Termination Date, but in any event must be exercised no later than the Expiration Date. Any exercise occurring more than

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      2002 Equity Incentive Plan
                                                              Terms & Conditions


three months following the Termination Date (when the Termination is for any reason other than Optionee's death or disability (as defined in the Code)), shall be deemed to be the exercise of a nonqualified stock option.

      3.3 Termination for Cause. If Optionee is Terminated for Cause, then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee no later than one (1) month after the Termination Date, but in any event must be exercised no later than the Expiration Date.

      3.4 No Obligation to Employ. Nothing in the Plan or this Agreement confers on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company (or any successor-in-interest to the Company), or limits in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

4.    MANNER OF EXERCISE.

      4.1 Stock Option Exercise Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee's death or Disability, Optionee's legal representative) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit B, or in such other form as may be approved by the Committee from time to time (the "EXERCISE AGREEMENT"). If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

      4.2 Limitations on Exercise. This Option may not be exercised (a) unless such exercise is in compliance with all applicable federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance and (b) as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable. The Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

      4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or, where permitted by law, by any method set forth in the Exercise Agreement or any additional method approved by the Committee from time to time.

      4.4 Tax Withholding. At the time of exercise, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company associated with the exercise of this Option. If the Committee permits at the time of exercise, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld,

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      2002 Equity Incentive Plan
                                                              Terms & Conditions


in which case, the Company shall issue the net number of Shares to Optionee after deducting the Shares retained from the Shares issuable upon exercise.

5. COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. In the event Optionee is Terminated for any reason, the Company, or its assignee, shall have the option to repurchase Optionee's Unvested Shares (the "REPURCHASE OPTION") at any time within ninety (90) days after the later of Optionee's Termination Date and the date Optionee purchases the Shares by giving Optionee written notice of its election to exercise the Repurchase Option. The Company or its assignee may repurchase from Optionee (or from Optionee's legal representative, as the case may be) all or a portion of the Unvested Shares at Optionee's Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan, which repurchase price shall be paid, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within the ninety (90) day time period set forth above.

6. NONTRANSFERABILITY OF OPTION AND SHARES. This Option may not be transferred in any manner other than under the terms and conditions of the Plan or by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the legal representatives and authorized executors and assignees of Optionee. Unvested Shares may not be sold or otherwise transferred without the Company's prior written consent.

7. TAX CONSEQUENCES. Optionee should refer to the prospectus for the Plan for a description of the federal tax consequences of exercising this Option, including the effects of filing an election under 83(b) of the Code in connection with the exercise of this Option for Unvested Shares, and disposing of the Shares. A copy of the Prospectus is available at the Finance/Stock Administration page of the Company's internal website, or upon request from the Company's Stock Administrator at (925) 456-7334.

8. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

9. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the first page of this Agreement or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile or email.

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      2002 Equity Incentive Plan
                                                              Terms & Conditions

10. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's legal representatives and authorized assignees.

11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflicts of law.

                                                Stock Option Agreement No. _____

                                    EXHIBIT B

                                FORMFACTOR, INC.
                     2002 EQUITY INCENTIVE PLAN (THE "PLAN")
                         STOCK OPTION EXERCISE AGREEMENT

I ("OPTIONEE") hereby elect to purchase the number of shares of Common Stock of FormFactor, Inc. (the "Company") indicated below:

Optionee_______________________________     Number of Shares Purchased:_________
Social Security Number:________________ Purchase Price per Share:___________ Address:_______________________________ Aggregate Purchase Price:___________
        _______________________________     Date of Grant:______________________
        _______________________________
Type of Option: [ ] Incentive Stock Option  Exact Name of Title to Shares:______
                [ ] Nonqualified Stock      ____________________________________
                    Option


1. DELIVERY OF PURCHASE PRICE. Optionee hereby delivers to the Company the Aggregate Purchase Price as follows (check as applicable and complete):

[ ] in cash (by check) in the amount of $_____________________, receipt of which is acknowledged by the Company;

[ ] [by cancellation of indebtedness of the Company to Optionee in the amount of $___________________________________;]

[ ]   [by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $____________________ per share;]

[ ] [by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $__________________________________ ;]

[ ] through a "same-day-sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Aggregate Purchase Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (along with any required tax withholding) directly to the Company; or

[ ] [through a "margin" commitment from Optionee and the NASD Dealer named therein, whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (along with any required tax withholding) directly to the Company.]

2. UNDERTAKINGS. Optionee acknowledges that any Unvested Shares remain subject to the Terms and Conditions of the Optionee's Stock Option Agreement. To the extent this Option is an ISO, if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Optionee upon exercise of this Option, then Optionee shall immediately notify the Company in writing of such disposition. If Optionee is married, the Spousal Consent, attached hereto as Exhibit 1, should be completed by Optionee's spouse and returned with this Agreement.

3. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. ENTIRE AGREEMENT. The Plan and the Stock Option Agreement are incorporated herein by reference. This Stock Option Exercise Agreement, the Plan and the Stock Option Agreement constitute the entire agreement and understanding and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflicts of law.

Date:__________________________________     ____________________________________
                                            SIGNATURE OF OPTIONEE

                                    EXHIBIT 1

                                 SPOUSAL CONSENT

            I have read the foregoing Stock Option Exercise Agreement (the "AGREEMENT") and I know its contents. I consent to and approve of the Agreement, and agree that the shares of the Common Stock of FormFactor, Inc. purchased pursuant to the Agreement (the "SHARES") including any interest I may have in the Shares, are subject to all the provisions of the Agreement. I will take no action at any time to hinder application of the Agreement to the Shares or to any interest I may have in the Shares.

__________________________________                       Date:__________________
SIGNATURE OF OPTIONEE'S SPOUSE

__________________________________
SPOUSE'S NAME - TYPED OR PRINTED

__________________________________
OPTIONEE'S NAME - TYPED OR PRINTED

                                    EXHIBIT C

                                FORMFACTOR, INC.

                           2002 EQUITY INCENTIVE PLAN

                                                  EXEMPT/IMMEDIATELY EXERCISABLE



                                                                       NO. _____

                                FORMFACTOR, INC.
                           2002 EQUITY INCENTIVE PLAN
                             STOCK OPTION AGREEMENT

            FormFactor, Inc., a Delaware corporation (the "COMPANY"), hereby grants an option (this "OPTION") to the Optionee named below ("OPTIONEE") as of the Date of Grant set forth below (the "DATE OF GRANT") pursuant to the Company's 2002 Equity Incentive Plan (the "PLAN") and this Stock Option Agreement (this "AGREEMENT"), which includes the Terms and Conditions (the "TERMS AND CONDITIONS") set forth on Exhibit A hereto. Capitalized terms not defined in this Agreement have the meanings ascribed to them in the Plan.

OPTIONEE:                              _________________________________________

SOCIAL SECURITY NUMBER:                _________________________________________

OPTIONEE'S ADDRESS:                    _________________________________________

                                       _________________________________________

TOTAL OPTION SHARES:                   _________________________________________

EXERCISE PRICE PER SHARE:              _________________________________________

DATE OF GRANT:                         _________________________________________

EXPIRATION DATE:                       _________________________________________
                                            (unless earlier terminated under
                                            Section 3 hereof or pursuant to
                                            Section 18 of the Plan)

FIRST VESTING DATE:                    _________________________________________

VESTING SCHEDULE:                      ___% of the Shares will vest on the First
                                       Vesting Date; then
                                       ___% of the Shares will vest on each
                                       monthly anniversary of the First Vesting
                                       Date until 100% vested.

TYPE OF STOCK OPTION:                  [ ] INCENTIVE STOCK OPTION

(CHECK ONE):                           [ ] NONQUALIFIED STOCK OPTION

The Company has signed this Agreement effective as the Date of Grant and has caused it to be executed in duplicate by its duly authorized representative.

FORMFACTOR, INC.

By:  __________________________________

_______________________________________
(Please print name)
_______________________________________
(Please print title)

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      2002 Equity Incentive Plan
                                                                        No. ____


Optionee acknowledges receipt of this Agreement (including the Terms and Conditions), a copy of the Plan, attached hereto as Exhibit C, and the form of Exercise Agreement, attached hereto as Exhibit B. Optionee has read and understands these documents and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Optionee has executed this Agreement in duplicate as of the Date of Grant.

OPTIONEE

____________________________________
(Signature)

____________________________________
(Please print name)

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      2002 Equity Incentive Plan

                                    EXHIBIT A

                   STOCK OPTION AGREEMENT TERMS AND CONDITIONS

This Option is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. This Agreement, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the Company and the Optionee with respect to this Option and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply.

1. GRANT OF OPTION. The Company hereby grants to Optionee this Option to purchase up to the total number of shares of Common Stock of the Company (the "SHARES") at the Exercise Price Per Share (the "EXERCISE PRICE"), each as set forth on the first page of this Agreement, subject to the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option, this Option is intended to qualify to the extent permitted as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

2. EXERCISE PERIOD.

         2.1 Vesting of Shares. This Option is immediately exercisable, although the Shares issued upon exercise of this Option will be subject to the restrictions on transfer and Repurchase Option set forth in this Agreement. Subject to the terms and conditions of the Plan and this Agreement, this Option shall vest as set forth on the first page of this Agreement if Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company. Shares that are vested pursuant to the schedule set forth on the first page of this Agreement are "VESTED SHARES." Shares that are not vested pursuant to the schedule set forth on the first page of this Agreement are "UNVESTED SHARES." Notwithstanding any provision in the Plan or this Agreement to the contrary, Options for Unvested Shares will not be exercisable on or after an Optionee's Termination Date.

         [2.2 Acceleration of Vesting in Certain Circumstances Following a Corporate Transaction. In addition to the vesting provided herein, the Option and Shares subject to this Option shall become vested immediately prior to the occurrence of a Non-Justifiable Termination (as defined below) occurring during the period beginning on the date of consummation of a Corporate Transaction (as defined in the Plan) and ending twelve (12) months thereafter, as to an additional number of Shares equal to the number of Shares that would have vested during the twelve (12) months following the date of such Non-Justifiable Termination (which accelerated vesting is referred to herein as the "CORPORATE TRANSACTION VESTING"). "NON-JUSTIFIABLE

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      2002 Equity Incentive Plan


TERMINATION" means any Termination by the Company, or any Parent or Subsidiary of the Company or the successor-in-interest to the Company following a Corporate Transaction, other than for Cause (as defined below). "CAUSE" (for purposes of this paragraph only) means (i) any willful participation by Optionee in acts of either material fraud or material dishonesty against the Company or any Subsidiary or Parent of the Company or the successor-in-interest to the Company following a Corporate Transaction; (ii) any indictment or conviction of Optionee of any felony (excluding drunk driving); (iii) any willful act of gross misconduct by Optionee which is materially and demonstrably injurious to the Company or any Subsidiary or Parent of the Company or the successor-in-interest to the Company following a Corporate Transaction; or (iv) the death or Disability of Optionee. Notwithstanding anything to the contrary set forth in this Agreement, if a Corporate Transaction Vesting occurs by reason of a Non-Justifiable Termination, then this Option may be exercised by Optionee up to, but no later than, three (3) months after the date of such Non-Justifiable Termination, but in any event no later than the Expiration Date.]

         [2.3 Acceleration of Vesting on Death or Disability. In the event of Termination of Optionee as a result of his or her death or "permanent and total disability," as such term is defined in Section 22(e)(3) of the Code, then, in addition to the vesting provided herein, the Option and Shares subject to the Option shall become vested as to an additional number of Shares equal to the number of Shares that would have vested during the twelve (12) months following the Termination Date of Optionee; provided, however, such vested Option may be exercised no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.]

         2.[4] Expiration. This Option expires on the Expiration Date set forth on the first page of this Agreement and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is terminated in accordance with the provisions of this Section 2, Section 3 of this Agreement or Section 18 of the Plan.

3.       TERMINATION.

         3.1 Termination for Any Reason Except Death, Disability or Cause. If Optionee is Terminated for any reason except Optionee's death, Disability or Cause (as such terms are defined in the Plan), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee during the three (3) months following the Termination Date, but in any event must be exercised no later than the Expiration Date.

         3.2 Termination Because of Death or Disability. If Optionee is Terminated because of Optionee's death or Disability (or Optionee dies within three (3) months after Termination for any reason except Cause or Disability), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) during the twelve (12) months following the Termination Date, but in any

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      2002 Equity Incentive Plan


event must be exercised no later than the Expiration Date. Any exercise occurring more than three months following the Termination Date (when the Termination is for any reason other than Optionee's death or disability (as defined in the Code)), shall be deemed to be the exercise of a nonqualified stock option.

         3.3 Termination for Cause. If Optionee is Terminated for Cause, then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee no later than one (1) month after the Termination Date, but in any event must be exercised no later than the Expiration Date.

         3.4 No Obligation to Employ. Nothing in the Plan or this Agreement confers on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company (or any successor-in-interest to the Company), or limits in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

4.       MANNER OF EXERCISE.

         4.1 Stock Option Exercise Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee's death or Disability, Optionee's legal representative) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit B, or in such other form as may be approved by the Committee from time to time (the "EXERCISE AGREEMENT"). If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

         4.2 Limitations on Exercise. This Option may not be exercised (a) unless such exercise is in compliance with all applicable federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance and
(b) as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable. The Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

         4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or, where permitted by law, by any method set forth in the Exercise Agreement or any additional method approved by the Committee from time to time.

         4.4 Tax Withholding. At the time of exercise, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company associated with the exercise of this Option. If the Committee permits at the time of exercise, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld,

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      2002 Equity Incentive Plan


in which case, the Company shall issue the net number of Shares to Optionee after deducting the Shares retained from the Shares issuable upon exercise.

5.       COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES.

         In the event Optionee is Terminated for any reason, the Company, or its assignee, shall have the option to repurchase Optionee's Unvested Shares (the "REPURCHASE OPTION") at any time within ninety (90) days after the later of Optionee's Termination Date and the date Optionee purchases the Shares by giving Optionee written notice of its election to exercise the Repurchase Option. The Company or its assignee may repurchase from Optionee (or from Optionee's legal representative, as the case may be) all or a portion of the Unvested Shares at Optionee's Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section
2.2 of the Plan, which repurchase price shall be paid, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within the ninety (90) day time period set forth above.

6.       NONTRANSFERABILITY OF OPTION AND SHARES.

         This Option may not be transferred in any manner other than under the terms and conditions of the Plan or by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the legal representatives and authorized executors and assignees of Optionee. Unvested Shares may not be sold or otherwise transferred without the Company's prior written consent.

7.       TAX CONSEQUENCES.

         Optionee should refer to the prospectus for the Plan for a description of the federal tax consequences of exercising this Option, including the effects of filing an election under 83(b) of the Code in connection with the exercise of this Option for Unvested Shares, and disposing of the Shares. A copy of the Prospectus is available at the Finance/Stock Administration page of the Company's internal website, or upon request from the Company's Stock Administrator at (925) 456-7334.

8.       PRIVILEGES OF STOCK OWNERSHIP.

         Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

9.       NOTICES.

         Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      2002 Equity Incentive Plan


writing and addressed to Optionee at the address indicated on the first page of this Agreement or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile or email.

10.      SUCCESSORS AND ASSIGNS.

         The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's legal representatives and authorized assignees.

11.      GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflicts of law.

                                                Stock Option Agreement No. _____

                                    EXHIBIT B

                                FORMFACTOR, INC.
                     2002 EQUITY INCENTIVE PLAN (THE "PLAN")
                         STOCK OPTION EXERCISE AGREEMENT

I ("OPTIONEE") hereby elect to purchase the number of shares of Common Stock of FormFactor, Inc. (the "Company") indicated below:

Optionee__________________________________________________      Number of Shares Purchased:_______________________________
Social Security Number:___________________________________      Purchase Price per Share:_________________________________
Address:__________________________________________________      Aggregate Purchase Price:_________________________________
             _____________________________________________      Date of Grant:____________________________________________
             _____________________________________________
Type of Option:        [  ]   Incentive Stock Option            Exact Name of Title to Shares:
                       [  ]   Nonqualified Stock Option         __________________________________________________________

1. DELIVERY OF PURCHASE PRICE. Optionee hereby delivers to the Company the Aggregate Purchase Price as follows (check as applicable and complete):

[  ]     in cash (by check) in the amount of $_____________________, receipt of which is acknowledged by the Company;

[  ]     [by cancellation of indebtedness of the Company to Optionee in the amount of $___________________________________;]

[  ]     [by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $____________________ per share;]

[  ]     [by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of
         $____________________________________ ;]

[  ]     through a "same-day-sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Aggregate Purchase Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (along with any required tax withholding) directly to the Company; or

[  ]     [through a "margin" commitment from Optionee and the NASD Dealer named therein, whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (along with any required tax withholding) directly to the Company.]

2. UNDERTAKINGS. Optionee acknowledges that any Unvested Shares remain subject to the Terms and Conditions of the Optionee's Stock Option Agreement. To the extent this Option is an ISO, if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Optionee upon exercise of this Option, then Optionee shall immediately notify the Company in writing of such disposition. If Optionee is married, the Spousal Consent, attached hereto as Exhibit 1, should be completed by Optionee's spouse and returned with this Agreement.

3. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. ENTIRE AGREEMENT. The Plan and the Stock Option Agreement are incorporated herein by reference. This Stock Option Exercise Agreement, the Plan and the Stock Option Agreement constitute the entire agreement and understanding and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflicts of law.

Date:______________________________          ___________________________________
                                             SIGNATURE OF OPTIONEE

                                    EXHIBIT 1


                                 SPOUSAL CONSENT

                  I have read the foregoing Stock Option Exercise Agreement (the "AGREEMENT") and I know its contents. I consent to and approve of the Agreement, and agree that the shares of the Common Stock of FormFactor, Inc. purchased pursuant to the Agreement (the "SHARES") including any interest I may have in the Shares, are subject to all the provisions of the Agreement. I will take no action at any time to hinder application of the Agreement to the Shares or to any interest I may have in the Shares.

__________________________________                       Date:__________________
SIGNATURE OF OPTIONEE'S SPOUSE


__________________________________
SPOUSE'S NAME - TYPED OR PRINTED


__________________________________
OPTIONEE'S NAME - TYPED OR PRINTED

                                    EXHIBIT C

                                FORMFACTOR, INC.

                           2002 EQUITY INCENTIVE PLAN

                                      EXEMPT AND NON-EXEMPT/EXERCISABLE AS VESTS



                                                                    NO._________

                                FORMFACTOR, INC.
                           2002 EQUITY INCENTIVE PLAN
                             STOCK OPTION AGREEMENT

            FormFactor, Inc., a Delaware corporation (the "COMPANY"), hereby grants an option (this "OPTION") to the Optionee named below ("OPTIONEE") as of the Date of Grant set forth below (the "DATE OF GRANT") pursuant to the Company's 2002 Equity Incentive Plan (the "PLAN") and this Stock Option Agreement (this "AGREEMENT"), which includes the Terms and Conditions (the "TERMS AND CONDITIONS") set forth on Exhibit A hereto. Capitalized terms not defined in this Agreement have the meanings ascribed to them in the Plan.

OPTIONEE:                         ____________________________________________________________

SOCIAL SECURITY NUMBER:           ____________________________________________________________

OPTIONEE'S ADDRESS:               ____________________________________________________________

                                  ____________________________________________________________

TOTAL OPTION SHARES:              ____________________________________________________________

EXERCISE PRICE PER SHARE:         ____________________________________________________________

DATE OF GRANT:                    ____________________________________________________________

EXPIRATION DATE:                  ____________________________________________________________
                                         (unless earlier terminated under Section 3 hereof or
                                         pursuant to Section 18 of the Plan)

FIRST VESTING DATE:               ____________________________________________________________

VESTING SCHEDULE:                 ___% of the Shares will vest on the First Vesting Date; then
                                  ___% of the Shares will vest on each monthly anniversary of the First Vesting Date until 100% vested.

TYPE OF STOCK OPTION:             [  ] INCENTIVE STOCK OPTION

(CHECK ONE):                      [  ] NONQUALIFIED STOCK OPTION

The Company has signed this Agreement effective as the Date of Grant and has caused it to be executed in duplicate by its duly authorized representative.

FORMFACTOR, INC.

By:  ______________________________

___________________________________
(Please print name)

___________________________________
(Please print title)

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      2002 Equity Incentive Plan
                                                                        No. ____


Optionee acknowledges receipt of this Agreement (including the Terms and Conditions), a copy of the Plan, attached hereto as Exhibit C, and the form of Exercise Agreement, attached hereto as Exhibit B. Optionee has read and understands these documents and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Optionee has executed this Agreement in duplicate as of the Date of Grant.

OPTIONEE

___________________________________
(Signature)

___________________________________
(Please print name)

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      2002 Equity Incentive Plan
                                                              Terms & Conditions


                                    EXHIBIT A

                   STOCK OPTION AGREEMENT TERMS AND CONDITIONS

This Option is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. This Agreement, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the Company and the Optionee with respect to this Option and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply.

1.GRANT OF OPTION. The Company hereby grants to Optionee this Option to purchase up to the total number of shares of Common Stock of the Company (the "SHARES") at the Exercise Price Per Share (the "EXERCISE PRICE"), each as set forth on the first page of this Agreement, subject to the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option, this Option is intended to qualify to the extent permitted as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

2. EXERCISE PERIOD.

         2.1 Vesting of Shares. This Option is exercisable as it vests. Subject to the terms and conditions of the Plan and this Agreement, this Option shall vest and become exercisable as set forth on the first page of this Agreement if Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company.

         [2.2 Acceleration of Vesting in Certain Circumstances Following a Corporate Transaction. In addition to the vesting provided herein, the Option and Shares subject to this Option shall become vested and exercisable immediately prior to the occurrence of a Non-Justifiable Termination (as defined below) occurring during the period beginning on the date of consummation of a Corporate Transaction (as defined in the Plan) and ending twelve (12) months thereafter, as to an additional number of Shares equal to the number of Shares that would have vested and become exercisable during the twelve (12) months following the date of such Non-Justifiable Termination (which accelerated vesting and exercisability is referred to herein as the "CORPORATE TRANSACTION VESTING"). "NON-JUSTIFIABLE TERMINATION" means any Termination by the Company, or any Parent or Subsidiary of the Company or the successor-in-interest to the Company following a Corporate Transaction, other than for Cause (as defined below). "CAUSE" (for purposes of this paragraph only) means (i) any willful participation by Optionee in acts of either material fraud or material dishonesty against the Company or any Subsidiary or Parent of

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      2002 Equity Incentive Plan
                                                              Terms & Conditions


the Company or the successor-in-interest to the Company following a Corporate Transaction; (ii) any indictment or conviction of Optionee of any felony (excluding drunk driving); (iii) any willful act of gross misconduct by Optionee which is materially and demonstrably injurious to the Company or any Subsidiary or Parent of the Company or the successor-in-interest to the Company following a Corporate Transaction; or (iv) the death or Disability of Optionee. Notwithstanding anything to the contrary set forth in this Agreement, if a Corporate Transaction Vesting occurs by reason of a Non-Justifiable Termination, then this Option may be exercised by Optionee up to, but no later than, three
(3) months after the date of such Non-Justifiable Termination, but in any event no later than the Expiration Date.]

         [2.3 Acceleration of Vesting on Death or Disability. In the event of Termination of Optionee as a result of his or her death or "permanent and total disability," as such term is defined in Section 22(e)(3) of the Code, then, in addition to the vesting provided herein, the Option and Shares subject to the Option shall become vested and exercisable as to an additional number of Shares equal to the number of Shares that would have vested and become exercisable during the twelve (12) months following the Termination Date of Optionee; provided, however, such vested Option may be exercised no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.]

         2.[4] Expiration. This Option expires on the Expiration Date set forth on the first page of this Agreement and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is terminated in accordance with the provisions of this Section 2, Section 3 of this Agreement or Section 18 of the Plan.

3.       TERMINATION.

         3.1 Termination for Any Reason Except Death, Disability or Cause. If Optionee is Terminated for any reason except Optionee's death, Disability or Cause (as such terms are defined in the Plan), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee during the three (3) months following the Termination Date, but in any event must be exercised no later than the Expiration Date.

         3.2 Termination Because of Death or Disability. If Optionee is Terminated because of Optionee's death or Disability (or Optionee dies within three (3) months after Termination for any reason except Cause or Disability), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) during the twelve (12) months following the Termination Date, but in any event must be exercised no later than the Expiration Date. Any exercise occurring more than three months following the Termination Date (when the Termination is for any reason other than Optionee's death or disability (as defined in the Code)), shall be deemed to be the exercise of a nonqualified stock option.

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      2002 Equity Incentive Plan
                                                              Terms & Conditions


         3.3 Termination for Cause. If Optionee is Terminated for Cause, then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee no later than one (1) month after the Termination Date, but in any event must be exercised no later than the Expiration Date.

         3.4 No Obligation to Employ. Nothing in the Plan or this Agreement confers on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company (or any successor-in-interest to the Company), or limits in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

4.       MANNER OF EXERCISE.

         4.1 Stock Option Exercise Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee's death or Disability, Optionee's legal representative) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit B, or in such other form as may be approved by the Committee from time to time (the "EXERCISE AGREEMENT"). If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

         4.2 Limitations on Exercise. This Option may not be exercised (a) unless such exercise is in compliance with all applicable federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance and
(b) as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable. The Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

         4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or, where permitted by law, by any method set forth in the Exercise Agreement or any additional method approved by the Committee from time to time.

         4.4 Tax Withholding. At the time of exercise, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company associated with the exercise of this Option. If the Committee permits at the time of exercise, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, in which case, the Company shall issue the net number of Shares to Optionee after deducting the Shares retained from the Shares issuable upon exercise.

                                                                FormFactor, Inc.
                                                          Stock Option Agreement
                                                      2002 Equity Incentive Plan
                                                              Terms & Conditions


5.       NONTRANSFERABILITY OF OPTION AND SHARES.

         This Option may not be transferred in any manner other than under the terms and conditions of the Plan or by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the legal representatives and authorized executors and assignees of Optionee.

6.       TAX CONSEQUENCES.

         Optionee should refer to the prospectus for the Plan for a description of the federal tax consequences of exercising this Option and disposing of the Shares. A copy of the Prospectus is available at the Finance/Stock Administration page of the Company's internal website, or upon request from the Company's Stock Administrator at (925) 456-7334.

7.       PRIVILEGES OF STOCK OWNERSHIP.

         Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

8.       NOTICES.

         Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the first page of this Agreement or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile or email.

9.       SUCCESSORS AND ASSIGNS.

         The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's legal representatives and authorized assignees.

10.      GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflicts of law.

                                                Stock Option Agreement No. _____

                                    EXHIBIT B

                                FORMFACTOR, INC.
                     2002 EQUITY INCENTIVE PLAN (THE "PLAN")
                         STOCK OPTION EXERCISE AGREEMENT

I ("OPTIONEE") hereby elect to purchase the number of shares of Common Stock of FormFactor, Inc. (the "Company") indicated below:

Optionee__________________________________________________      Number of Shares Purchased:_______________________________
Social Security Number:___________________________________      Purchase Price per Share:_________________________________
Address:__________________________________________________      Aggregate Purchase Price:_________________________________
             _____________________________________________      Date of Grant:____________________________________________
             _____________________________________________
Type of Option:     [  ]   Incentive Stock Option               Exact Name of Title to Shares:
                    [  ]   Nonqualified Stock Option            __________________________________________________________

1. DELIVERY OF PURCHASE PRICE. Optionee hereby delivers to the Company the Aggregate Purchase Price as follows (check as applicable and complete):

[  ]     in cash (by check) in the amount of $_____________________, receipt of which is acknowledged by the Company;

[  ]     [by cancellation of indebtedness of the Company to Optionee in the amount of $___________________________________;]

[  ]     [by delivery of ______________________________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $____________________ per share;]

[  ]     [by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of
         $____________________________________ ;]

[  ]     through a "same-day-sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Aggregate Purchase Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (along with any required tax withholding) directly to the Company; or

[  ]     [through a "margin" commitment from Optionee and the NASD Dealer named therein, whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (along with any required tax withholding) directly to the Company.]

2. UNDERTAKINGS. To the extent this Option is an ISO, if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Optionee upon exercise of this Option, then Optionee shall immediately notify the Company in writing of such disposition. If Optionee is married, the Spousal Consent, attached hereto as Exhibit 1, should be completed by Optionee's spouse and returned with this Agreement.

3. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. ENTIRE AGREEMENT. The Plan and the Stock Option Agreement are incorporated herein by reference. This Stock Option Exercise Agreement, the Plan and the Stock Option Agreement constitute the entire agreement and understanding and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflicts of law.


Date:_________________________________     _____________________________________
                                           SIGNATURE OF OPTIONEE

                                    EXHIBIT 1


                                 SPOUSAL CONSENT

            I have read the foregoing Stock Option Exercise Agreement (the "AGREEMENT") and I know its contents. I consent to and approve of the Agreement, and agree that the shares of the Common Stock of FormFactor, Inc. purchased pursuant to the Agreement (the "SHARES") including any interest I may have in the Shares, are subject to all the provisions of the Agreement. I will take no action at any time to hinder application of the Agreement to the Shares or to any interest I may have in the Shares.

__________________________________                       Date:__________________
SIGNATURE OF OPTIONEE'S SPOUSE

__________________________________
SPOUSE'S NAME - TYPED OR PRINTED

__________________________________
OPTIONEE'S NAME - TYPED OR PRINTED

                                    EXHIBIT C


                                FORMFACTOR, INC.

                           2002 EQUITY INCENTIVE PLAN